EXHIBIT 99.3

Chittenden Corporation

Average Balances, Interest Income and Expense, and Average Rates (Unaudited)

For the Quarter Ended December 31, 2003

	2003			2002
	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)
ASSETS
Interest-Earning Assets:
Loans:
Commercial	$645,678	$8,634	5.31%	$314,580	$8,197	10.34%
Municipals	106,654	787	2.95%	93,499	826	3.54%
Real Estate:
Residential	1,203,393	15,685	5.19%	1,132,944	14,800	5.21%
Commercial	1,399,779	18,913	5.36%	1,110,347	16,869	6.03%
Construction	136,405	1,800	5.23%	160,189	1,611	3.99%

Total Real Estate	2,739,577	36,398	5.28%	2,403,480	33,280	5.51%

Consumer	265,145	4,375	6.55%	244,061	5,397	8.77%

Total Loans	3,757,054	50,194	5.31%	3,055,620	47,700	6.20%

Investments:
Taxable	1,658,790	17,176	4.14%	1,486,762	18,173	4.89%
Tax-Favored Securities	1,298	20	6.26%	36,759	260	2.80%
Interest-Bearing Deposits in Banks	150	1	1.43%	225	1	2.44%
Federal Funds Sold	28,763	70	0.97%	9,434	42	1.79%

Total Interest-Earning Assets	5,446,055	67,461	4.93%	4,588,800	66,176	5.74%

Non Interest-Earning Assets	573,503			329,542
Allowance for Loan Losses	(59,564)			(48,540)

Total Assets	$5,959,994			$4,869,802

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-Bearing Liabilities:
Savings deposits	587,549	431	0.29%	398,065	804	0.80%
Now	869,586	604	0.28%	550,105	452	0.33%
Money market/CMA	1,628,878	2,719	0.66%	1,544,799	5,132	1.32%
Certificates of deposit less than $100,000	761,276	3,679	1.92%	692,353	5,214	2.99%
Certificates of deposit $100,000 and over	269,658	1,074	1.58%	234,980	1,385	2.34%

Total Interest-Bearing Deposits	4,116,947	8,507	0.82%	3,420,301	12,987	1.51%
Borrowings	116,172	1,155	3.94%	127,171	1,557	4.86%
Securities sold under agreements to repurchase	57,306	157	1.08%	44,238	7	0.06%
Company obligated mandatorily redeemable securities of subsidiary trust	125,000	965	3.06%	125,000	1,154	3.66%
Total Interest-Bearing Liabilities	4,415,425	10,784	0.97%	3,716,710	15,705	1.68%

Non Interest-Bearing Liabilities:

Demand Deposits	916,551			668,124
Other Liabilities	55,510			71,519

Total Liabilities	5,387,486			4,456,353

Stockholders’ Equity	572,508			413,449

Total Liabilities and Stockholders’ Equity	$5,959,994			$4,869,802

Net Interest Income		$56,677			$50,471

Interest Rate Spread (2)			3.96%			4.06%

Net Yield on Earning Assets (3)			4.14%			4.38%

(1)	On a fully taxable equivalent basis. Calculated using a Federal Income Tax Rate of 35%. Loan income includes fees.
(2)	Interest rate spread is the average rate earned on total interest-earning assets less the average rate paid on interest-bearing liabilities.
(3)	Net yield on earning assets is net interest income divided by total interest-earning assets.

Chittenden Corporation

Average Balances, Interest Income and Expense, and Average Rates (Unaudited)

For the Year Ended December 31, 2003

	2003			2002
	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)
ASSETS
Interest-Earning Assets:
Loans:
Commercial	$619,658	$34,101	5.50%	$324,378	$33,998	10.48%
Municipals	89,974	2,937	3.26%	90,577	3,683	4.07%
Real Estate:
Residential	1,218,033	64,981	5.33%	1,109,022	61,741	5.57%
Commercial	1,308,792	73,086	5.58%	1,080,325	65,951	6.10%
Construction	117,293	6,539	5.57%	152,698	6,536	4.28%

Total Real Estate	2,644,118	144,606	5.47%	2,342,045	134,228	5.73%

Consumer	271,109	18,909	6.97%	260,968	23,522	9.01%

Total Loans	3,624,859	200,553	5.53%	3,017,968	195,431	6.48%

Investments:
Taxable	1,660,119	71,552	4.31%	1,232,543	64,238	5.21%
Tax-Favored Securities	9,569	231	2.42%	22,065	694	3.15%
Interest-Bearing Deposits in Banks	182	3	1.91%	225	7	3.06%
Federal Funds Sold	27,112	291	1.07%	9,323	162	1.74%

Total Interest-Earning Assets	5,321,841	272,630	5.12%	4,282,124	260,532	6.08%

Non Interest-Earning Assets	512,218			318,293
Allowance for Loan Losses	(56,536)			(48,538)

Total Assets	$5,777,523			$4,551,879

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-Bearing Liabilities:
Savings deposits	517,003	2,121	0.41%	387,080	4,125	1.07%
Now	825,947	3,121	0.38%	518,492	1,994	0.38%
Money market/CMA	1,551,136	13,333	0.86%	1,467,230	23,912	1.63%
Certificates of deposit less than $100,000	814,089	17,798	2.19%	676,350	22,684	3.35%
Certificates of deposit $100,000 and over	256,336	4,799	1.87%	223,511	6,023	2.69%

Total Interest-Bearing Deposits	3,964,511	41,172	1.04%	3,272,663	58,738	1.80%

Borrowings	190,831	6,919	3.63%	92,349	4,752	5.15%
Securities sold under agreements to repurchase	97,508	1,383	1.42%	24,714	75	0.30%
Company obligated mandatorily redeemable securities of subsidiary trust	125,000	3,905	3.12%	77,055	2,839	3.68%

Total Interest-Bearing Liabilities	4,377,850	53,379	1.22%	3,466,781	66,404	1.92%

Non Interest-Bearing Liabilities:

Demand Deposits	793,877			624,305
Other Liabilities	67,580			66,053

Total Liabilities	5,239,307			4,157,139

Stockholders’ Equity	538,216			394,740

Total Liabilities and Stockholders’ Equity	$5,777,523			$4,551,879

Net Interest Income		$219,251			$194,128

Interest Rate Spread (2)			3.90%			4.16%

Net Yield on Earning Assets (3)			4.12%			4.53%

(1)	On a fully taxable equivalent basis. Calculated using a Federal Income Tax Rate of 35%. Loan income includes fees.
(2)	Interest rate spread is the average rate earned on total interest-earning assets less the average rate paid on interest-bearing liabilities.
(3)	Net yield on earning assets is net interest income divided by total interest-earning assets.